UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 26, 2014

Ocean Electric Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52775	20-4076559
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

112 North Curry Street Carson City, Nevada	89703
(address of principal executive offices)	(zip code)

(775) 434-0409
(registrant’s telephone number, including area code)

Not Applicable
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant

On December 26, 2014, DMK Certified Public Accountants (“DKM”) notified Ocean Electric Inc., a Nevada Company (the “Company”), of its resignation as the independent registered public accounting firm to the Company.

The reports of DKM on the Company’s balance sheets as of December 30, 2012 and 2013 and the related consolidated statements of operations, statement of stockholders’ equity (deficiency) and cash flows for the years ended December 30, 2012 and 2013 and for the period from inception until September 30, 2013, did not contain an adverse opinion or disclaimer of opinion, except that the reports stated that there is substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years, and the subsequently through December 26, 2014, there were no disagreements between the Company and DKM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DKM, would have caused it to make a reference to the subject matter of the disagreements in connection with their review on the Company’s financial statements for such periods.  There were no reportable events (as described under Item 304(a)(1)(v) of Regulation S-K) during the Company’s two most recent fiscal years and subsequently through December 26, 2014.

The Company has provided DKM with a copy of this disclosure and requested that DKM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees or disagrees with the statements by the Company in this Current Report on Form 8-K.

A copy of the letter from DKM is attached hereto as Exhibit 16.1

On December 26, 2014, the Company engaged Green & Company CPA’s (“Green”), as its new independent registered public accounting firm. The engagement of Green was approved by the Company’s board of directors on December 26, 2014.

During the Company’s two most recent fiscal years ended December 31, 2012 and December 31, 2013 and through December 26, 2014, neither the Company nor anyone acting on its behalf consulted with Green regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report was provided to the Company or oral advice was provided that Green concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01. Financial Statements and Exhibits.

NUMBER	EXHIBIT

16.1	Letter from DKM Certified Public Accountants, dated December 30, 2014, regarding Change in Certifying Accountant. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Ocean Electric Inc.

Dated: December 30, 2014	/s/ Ricardo Prats
Ricardo Prats, President